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                                                                   Exhibit 10.42

                                 LEASE between
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                            MOULTON REALTY COMPANY
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                                      and
                                      ---
                                ONTOGENY, INC.
                                --------------

THIS INDENTURE OF LEASE, made as of this 16th day of November, 1995, between MICHAEL J. SPINELLI, JR., PETER A. SPINELLI, and CAROL A. HICKEY, Trustees of MOULTON REALTY TRUST under a declaration of trust dated December 30, 1985 recorded with Middles South Registry of Deeds in Book 16700, page 487, and MOULTON REALTY CORPORATION, owner of the property located at 51 Molten Street, Cambridge, Massachusetts, both having a principal place of business at 25 Moulton Street, Cambridge, County of Middlesex, Massachusetts, 02139, (hereinafter called the "Landlord"), and ONTOGENY, INC. a corporation duly organized by law and having an usual place of business in Cambridge, in the County of Middlesex, Massachusetts (hereinafter called the "Tenant").

                              W I T N E S S E T H:

     I. (a) The Landlord hereby leases to the Tenant a portion of the premises located at 33 and 45 Moulton Street, Cambridge, Middlesex County, Massachusetts, which Leasehold is an area of 30,000 square feet shown on plan annexed hereto as Schedule A, said Building contains 41,000 square feet. The Leasehold also includes the parking shown on said plan. Said 33 and 45 Moulton Street, Cambridge, and said parking area are a portion of the premises described in Schedule B attached hereto.

        (b) The premises described herein may be used for the purpose of conducting a research laboratory and uses incidental thereto, including sales, service, and manufacture of Tenant's products, general office use, as well as any other use authorized under applicable zoning laws and ordinances in connection with its business. The Landlord warrants and

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represents that the intended use as set forth herein is permissible under the
Zoning Ordinance of the City of Cambridge.

          (c) Located on or adjacent to the premises are sixty (60) parking spaces for the exclusive use of the Tenant more particularly described in Schedule A.

          (d) The Tenant shall have the right of unobstructed access to the premises by motor vehicle and otherwise for use in connection with its business, including unobstructed access to the use of the truck dock, driveway and parking areas, and Tenant may install a movable trash disposal unit outside the building at a location agreed to by both parties.

     II. The initial term of this Lease shall be for a period of ten (10) years, commencing March 1, 1996, as hereafter defined; provided, however, if the premises are not ready for occupancy, the commencement date may be extended but in no event beyond April 1, 1996, or such later date as may be necessary to cause the premises to be ready for occupancy, if such extension is necessary due to matters beyond the reasonable control of the Tenant, such as acts of God. During such period prior to the extended commencement date, Tenant shall be responsible for its share of taxes, insurance and security of the leasehold, including providing adequate heat.

     III. (a) During the term of this Lease, the Tenant shall pay as base rent to the Landlord at the Landlord's address first written above, or such other place as the Landlord, by notice in writing to the Tenant: the sum of TWO HUNDRED FIFTY-FIVE THOUSAND and XX/100 ($255,000.00) payable in monthly installments of TWENTY-ONE THOUSAND TWO HUNDRED FIFTY and XX/100 ($21,250.00).

          (b) OPTION. If this Lease shall be in full force and effect at the
              ------
expiration of the initial term, then the LESSEE shall have the right to extend this Lease for an additional period of five (5) years, as hereinafter set forth, providing that the LESSEE shall give written notice to the

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Landlord at least twelve (12) months prior to expiration of the original term of this Lease of its election to exercise the aforesaid option. If the aforesaid option is exercised, the terms of this Lease shall be the same, except that the rent hereunder shall be adjusted to eighty-five (85%) percent of the fair market rental of similarly improved laboratory space in the Fresh Pond area of Cambridge, but in no event less than the tenth year of the original Lease term. If the parties are unable to agree on the fair market rental, then each shall appoint an arbitrator who shall be a licensed real estate broker or appraiser.
If the two arbitrators are unable to agree on a fair market rental, then the two arbitrators shall appoint a third arbitrator, and a decision of the majority of the arbitrators shall be binding. However, in the event that the fair market rental is not determined within sixty (60) days of the election to exercise the option, then the said option shall thereupon terminate.

     If during the term of the within lease any additional space in the premises located at 33-45 Moulton Street, Cambridge, Massachusetts, shall become available, then the Tenant shall a Right of First Refusal as to said space for a period consistent with the term of the within lease and any options thereof. Landlord shall notify Tenant in writing of the availability of such space, and Tenant shall have fourteen (14) days during which to exercise said option for the additional space, and within two (2) weeks from the exercise of its right for additional space, Tenant shall execute the lease with the Landlord.

     (c) The Tenant shall pay as additional rent to Landlord, SEVENTY-THREE 2/10 (73.2%) PERCENT of the real estate taxes levied against the premises located at 33-45 Moulton Street, Cambridge, Massachusetts, and FIFTEEN and 5/100 (15.05%) percent of the taxes levied against the land occupied by the parking area located on the adjacent lot. The Tenant shall make payment after receiving a copy of the tax bill, but in no event later than five (5) business days

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prior to the payment-due date, prorated on a 365-day year per them basis for any partial calendar year during the term of the Lease.

      (d) The Landlord shall, upon receipt of taxes from Tenant, promptly pay and discharge all real estate taxes and betterment assessments levied or assessed upon the premises during the term of the Lease, except that the Landlord shall amortize any betterment assessments over the maximum allowable term.

      (e) If any abatement refund or rebate shall be received for any tax year, an appropriate adjustment shall thereafter be made in the amount paid by the Tenant. If Landlord undertakes such abatement process, the cost of such proceedings, and of any appeal therefrom, shall be charged first against any abatement received, and the net proceeds credited to the Tenant.

      (f) The Tenant shall also pay as additional rent SEVENTY-THREE 2/100 (73.2%) PERCENT of all costs for insurance, maintenance (other than of structural nature and of the roof), management, repairs, and snow removal, and other usual and reasonable operating expenses for the premises located at 33-45 Moulton Street, Cambridge, Massachusetts, and FIFTEEN and 5/100 (15.05%) percent of all costs and expenses attributable to the adjacent parking area, including, but not limited to, costs of plowing, maintenance, striping, and cleaning.

  IV. (a) On or after the effective Commencement Date of the Lease, the Tenant shall have the right and may install at its own expense alterations to the interior of the building as may be reasonably desirable or necessary for the conduct of its business. Such work shall be done in a good and workmanlike manner, after submission of plans and specifications to the Landlord for approval in writing, which approval shall not be unreasonably withheld or delayed. At termination, Tenant has the option to remove Tenant's Work and trade fixtures. However, if

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Tenant opts to remove any such work and fixtures, it must deliver space in broom-clean condition, with plumbing, gas, vents, and other utility lines capped off, and with ceiling, walls and floors patched and repaired where necessary. If Tenant opts to leave Tenant's Work, it may deliver the space in broom-clean condition. Notwithstanding the foregoing as to any additional improvements or installations to be made by Tenant after its initial occupancy, Tenant shall submit plans for any such improvements and installations to Landlord. Landlord shall, within fifteen (15) days of receipt of such plans, notify Tenant if it is required to remove such improvements and installations at the termination of the lease. If Tenant is so informed within the fifteen (15) day period, said removal shall be required at end of lease.

      (b) All work shall be done by contractor(s) selected by Tenant, and shall be subject to Landlord's reasonable approval. As a Tenant allowance (the "Allowance"), Landlord will reimburse Tenant for up to ONE HUNDRED AND FIFTY-THREE THOUSAND and XX/ 100 ($153,000.00) DOLLARS of all reasonable documented costs incurred by Tenant in connection with the Work, and up to THIRTY-SEVEN THOUSAND FIVE HUNDRED and xx/100 ($37,500.00) for demolition work to be performed upon the premises minus the cost of removal and disposal of floor tiles by landlord, and will pay Tenant the amount of the Allowance promptly after substantial completion of the Work; provided, however, that of said sum THIRTY THOUSAND SIX HUNDRED and XX/100 ($30,600.00) DOLLARS shall be held until FORTY-FIVE (45) days after final completion of Tenant's work.

      Tenant shall provide to Landlord prior to commencing its work, a surety bond or letter of credit of a Boston bank in the form satisfactory to Landlord's counsel and in the amount of FOUR HUNDRED THOUSAND and XX/100 ($400,000.00) DOLLARS.

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      (c) Whereas the Landlord is responsible for the roof and its maintenance, and whereas the Tenant has planned certain roof alterations, the parties agree that the Tenant, after approval of said plans by the Landlord, will coordinate with the Landlord and its roofing contractors so as to reasonably limit any work that may affect the roof. The Tenant further agrees to be responsible for any work performed upon the roof which may cause damage to the roof, i.e., skylights, stacks, and HVAC units, and which, in any way, modifies or affects any warranty of the roof running to the Landlord.

   V. The Landlord agrees that during said term and so long as Tenant's occupancy continues:

      (a) to be responsible for keeping the buildings presently on the premises structurally sound and, without limiting the generality of the foregoing, the Landlord will keep the roof and outside walls weather and watertight and free from leaks and make all structural repairs and replacements reasonably necessary to the Tenant's occupancy of the building and to its foundation, roof, structural parts.

      (b) to be responsible for delivering the premises to Tenant in good order, condition and repair at the commencement of the term.

      (c) To the Landlord's best knowledge there are no underground storage tanks at the premises.

      (d) To the Landlord's best knowledge there are no transformers, capacitors, switches, or other equipment at the premises which contain PCBs.

      (e) The Landlord represents that there are no hazardous materials on the leasehold premises other than some floor tile adhesive containing asbestos which the parties agree is to be removed in the demolition process.

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      (f) Landlord agrees to indemnify, defend and hold Tenant harmless with respect to any loss or damage arising out of the presence or alleged presence of hazardous materials at 33-45 Moulton Street or the adjacent parking area, and to promptly remedy the same.

  VI. Tenant agrees during said term and so long as Tenant's occupancy continues:

      (a) to be responsible for all maintenance and repairs of the heating system, plumbing system, electrical system, central air conditioning system (if any) , interior mains and conduits for utilities, stairways, stairwells and any areas used exclusively by Tenant.

      (b) to pay when due all charges by public authority or utility for water, electricity, telephone, gas and other services rendered to the premises;

      (c) will be responsible for replacing any glass, which may be damaged or broken, with glass of the same quality;

      (d) to save the Landlord harmless from all loss and damage occasioned by any nuisance made or suffered on the premises caused by the omission, fault, negligence, or other misconduct of the Tenant, its agents, servants, employees and business invitees, and from any other injury, loss or damage to any person or property on said premises caused by the omission, fault, negligence or other misconduct of the Tenant; provided, however, that the above obligations do not apply when the injury or damage was caused or contributed to by the negligent acts or omissions of the Landlord, its agents, employees or contractors.

      (e) Tenant will not generate, store, dispose of, or otherwise handle any hazardous substances on the premises in violation of any applicable environmental or hazardous substance law.

      (f) Tenant will promptly inform Landlord of any environmental releases of hazardous substances that are reportable to governmental authorities under applicable

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environmental or hazardous substances laws. Tenant covenants and agrees that no asbestos, asbestos-containing materials, or PCB compounds will be used in the development of, or any alteration or additions to, any portion of the premises. Tenant may undertake environmental testing during term of the within lease.

      (g) Tenant shall indemnify, defend and save harmless Landlord, its officers, directors, employees, contractors, servants and agents, from and against all loss, costs, damages, claims, proceedings, demands, liabilities, penalties, fines and expenses, including without limitation reasonable attorney's fees, consultants' fees, litigation costs, and cleanup costs, asserted against or incurred by Landlord, its officers, directors, employees, contractors, servants and agents at any time and from time to time resulting from the presence of any hazardous substances on the premises during the term of this Lease arising after Tenant's taking possession of the premises and resulting solely from (i) the action or inaction of the Tenant, its officers, directors, employees, contractors, servants and agents, or (ii) Tenant's generation, storage, treatment, handling, transportation, disposal or release of any hazardous substance at or near the premises, or (iii) the violation of any applicable law governing hazardous substances by Tenant, its officers, directors, employees, contractors, servants or agents. the indemnities and duties to defend set forth in this Paragraph shall survive the termination of this Lease.

      (h) not to overload or deface the premises or the building or commit or suffer any strip or waste thereon, and not to conduct any trade or occupation or to make any use of the premises or to do any act or thing thereon or in the buildings that shall create a nuisance or be contrary to any law of the Commonwealth of Massachusetts or ordinance or by-law for the time being in force in the City of Cambridge, or which shall be injurious to any person or property, or that shall make void or voidable any fire insurance thereon or on the buildings, but proper

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conduct of Tenant's business shall not be deemed a violation of this covenant;
nor make any alterations, additions or improvements without the consent of the Landlord, providing however, the Landlord may set forth in its consent conditions or criteria to be complied with by the Tenant;

      (i) not to assign this lease or to make any sublease for the whole or any part of the demised premises without the prior written approval of the Landlord which approval shall not be unreasonably withheld or delayed. In the event of any assignment or sublease of the demises premises, any and all rents payable under such assignment or sublease may be payable directly to the Tenant; provided, however, that if the rents and other sums payable or such sub-lease shall exceed those rents and other sums due hereunder, then the Landlord shall be entitled to fifty (50%) percent of such overage during the original term of the lease and all of said overage as to any option period. For purposes of calculating the excess rent allocable, to a split with Landlord, Tenant will include in its calculation of costs brokerage, legal, free rent periods, leasehold improvements made as an inducement to the Subtenant, and any other transaction costs associated with the sublease. Additionally, Tenant will include amortization of the original leas6hold improvements using a ten (10) year life, straight-line depreciation, and an imputed interest rate of twelve (12%) percent. "Excess rents" is defined as follows: sublease rent, less transaction costs incurred to obtain Subtenant, less amortization of Tenant's portion of leasehold improvements. Notwithstanding anything in this Paragraph to the contrary, the prior approval of the of the Landlord shall not be required for the assignment of the Lease to any corporation or business entity into or with which the Tenant is merged or consolidated or to which substantially all of the Tenant's assets or corporate stock are transferred provided that in any of such events (i) following any such transfer Tenant has, (or in the case of a merger or consolidation the successor

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to Tenant has) a creditworthiness adequate to meet its obligations hereunder;
(ii) proof reasonably satisfactory to Landlord of such creditworthiness shall have been delivered to Landlord prior to the effective date of any such transfer or transaction; and (iii) in the case of a merger or consolidation, the successor agrees directly with Landlord, by written instrument in form reasonably satisfactory to Landlord, to be bound by all the obligations of Tenant hereunder, including, without limitation, the covenant against further assignment and subletting.

      (j) to permit the Landlord or its agents to examine said premises at reasonable times, subject to reasonable notice and Tenant's reasonable security precaution and subject to applicable governmental regulations, if any, and during the twelve (12) months prior to the expiration of said term to show said premises to prospective purchasers and tenants, and keep affixed in suitable places, not obstructing the Tenant's signs or displays, notices for letting or selling; and

      (k) at the expiration or earlier termination of said term Tenant has the option to remove Tenant's Work and trade fixtures. However, if Tenant opts to remove any such work and fixtures, it must deliver space in broom-clean condition, with plumbing, gas, vents, and other utility lines capped off, and with ceiling, walls and floors patched and repaired where necessary. If Tenant opts to leave Tenant's Work, it may deliver the space in broom- clean condition. Notwithstanding the foregoing as to any additional improvements or installations to be made by Tenant after its initial occupancy, Tenant shall submit plans for any such improvements and installations to Landlord. Landlord shall, within fifteen (15) days of receipt of such plans, notify Tenant if it is required to remove such improvements and installations at the termination of the lease. If Tenant is so informed within the fifteen (15) day period, said removal shall be required at end of lease.

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 VII. (a) In case of taking by eminent domain of TWENTY-FIVE (25%) PERCENT or more of the total floor area of the building or buildings at the time on the premises the Tenant may by notice to. the Landlord within thirty (30) days thereafter terminate this Lease as of the date when the Tenant is required to vacate the portions taken. In case of taking by eminent domain of said premises or any portion thereof, if this Lease is not so terminated, the Landlord shall repair or rebuild any building presently on said premises so as to restore the same or what may remain thereof in case of partial taking, as nearly as possible to its condition prior to the taking, the work to be commenced within four (4) weeks after the date when the Tenant is required to vacate the portions taken and to be completed with due diligence, except for delays due to governmental regulations, unusual scarcity of or inability to obtain labor or materials, or any other cause beyond Landlord's control. The Landlord reserves and excepts all rights to damages to said premises and buildings and the leasehold hereby created accruing in case of taking or act of public or other authority, and the Tenant hereby grants to the Landlord all of the Tenant's rights to such damages and agrees to deliver such further instruments of assignment thereof as the Landlord from time to time may reasonably request. Tenant, however, reserves its rights to damages for trade fixtures and relocation expenses. The Landlord shall, however, pay to the Tenant from such damages when received the amounts, if any, by which the same were increased by reason of inclusion therein of any award for fixtures and equipment which Tenant is entitled to remove.

      During such repair or rebuilding, a just proportion of the rent shall be abated until what remains of the premises shall have been restored to proper condition for use and occupation and thereafter a just proportion of the rent according to the nature and extent of the taking shall be permanently abated. The Landlord and Tenant hereby agree that if they are unable to agree

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upon the amount of reduction in rent because of such taking, a board of three appraisers shall be appointed, one by each party and the third by the two so chosen and the findings of such board of appraisers shall bind each party. The expense of such appraisal, including counsel fees, shall be shared equally by each party.

      (b) In case said building is damaged by fire or other casualty or action of public authority in consequence thereof or incidents of war, earthquake, action of the elements, explosion or otherwise, the Tenant shall promptly notify the Landlord. If the premises are so badly damaged that they cannot be restored and made tenantable by the exercise of reasonable diligence within one hundred and twenty (120) days after the casualty, or if they are damaged to the extent of twenty-five (25%) percent or more of the insurable value, then the Tenant may terminate this Lease upon ten (10) days' notice in writing given to the Landlord within thirty (30) days after such damage occurs or, at Tenant's option, thirty
(30) days after advice from Landlord regarding cost and time of repair, whereupon the Tenant shall surrender the premises, and the Landlord shall refund to the Tenant any unearned rent paid in advance by the Tenant, calculated from the date of the damage. However, if the Tenant shall be in default as to a specific dollar amount, which is less than the amount that would otherwise be returned to the Tenant, the said amount shall be set off against the funds to be returned. If the Lease is not so terminated or if the premises are damaged to a lesser extent, the Landlord will repair the damaged premises and the buildings thereon as nearly as reasonably possible to its or their condition prior to such damage, the work to be commenced within thirty (30) days and completed with due diligence, except for delays due to governmental regulation or unusual scarcity of or inability to obtain labor or materials, and thereupon shall be entitled, to the extent of the cost of repairs, to the proceeds of any insurance against such damage. In case the premises or the buildings thereon are rendered

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untenantable by such damage, a just proportion of the rent hereinbefore reserved according to the nature and extent of the injury shall be abated until the repair or rebuilding is completed, and the premises shall have been put in proper condition for use and occupation. The Landlord and Tenant hereby agree that if they are unable to agree upon the amount of reduction in rent because of such damage a board of three appraisers shall be appointed, one by each party and the third by the two so chosen, and the findings of such board of appraisers shall bind each party. The expense of such appraisal shall be shared equally by each party.

        Notwithstanding the foregoing provisions of this Lease, if the premises shall be substantially damaged by fire or other casualty or action of public authority in consequence thereof or incidents of war, earthquake, action of the elements, explosion or otherwise, within twelve (12) months of the expiration of the term or any extension hereof, either party may terminate this Lease as of the date of such damage, by written notice to the other within ten (10) days of the occurrence of such damage, except that if, prior to or within thirty (30) days after such damage during the original term of this Lease the Tenant, having the right do so, shall have elected to extend, pursuant to paragraph IV above, the provisions of this paragraph shall not apply.

  VIII. The Landlord and Tenant hereby further agree that:

        (a) if any sum or sums due as rent as herein provided shall be unpaid when due and shall remain unpaid for a period of ten (10) days after notice in writing of such default has been given by the Landlord to the Tenant; provided, however, if the Landlord has on three (3) separate occasions during the term of the Lease been required to give Tenant such written notice of failure to pay rent and is thereafter again required to give such notice to Tenant, then Tenant shall be given no further opportunity to cure such default and this Lease shall immediately

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terminate and Landlord may thereafter enter in and upon said Leasehold and repossess the same; or

        (b) if the Tenant or Landlord shall violate or be in default in its observance or performance of any covenant, condition and agreement herein contained other than default in the payment of rent, and shall have failed to remedy such violation or default within thirty (30) days after notice in writing of such breach or default has been given by one to the other (or, if the nature of such breach or default is such that it cannot be remedied within such thirty
(30) day period, if the defaulting party has failed to commence remedial action within said thirty (30) days and thereafter continued such action with due diligence); or

        (c) if the estate hereby created shall be taken on execution or by other process of law in any action against the Tenant; or

        (d) if the Tenant shall be declared a bankrupt or insolvent according to law (or if the Tenant makes any assignment for the benefit of creditors); or

        (e) if a receiver shall be appointed of the Tenant's property and not be removed within sixty (60) days, then, and in any such case (notwithstanding any license of any former breach or waiver of the benefit hereof or consent in a former instance):

        Then the non-defaulting party, may, as applicable, at its option, terminate this Lease or, as the case may be, the Landlord shall have the right thereafter, while Tenant's default continues, to enter into and upon the premises or any part thereof in the name of the whole, and repossess the same as of its former estate (after notice and in accordance with applicable law) , and expel the Tenant and those claiming through or under it and remove its or their effects without being deemed guilty of any manner of trespass, without prejudice to any other remedies, and thereupon this Lease shall terminate.

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           In case of such termination by Landlord or. termination by legal proceeding by Landlord for default, the Tenant will pay to the Landlord sums equal to the rent reserved hereunder (as hereinabove defined) at the same time and in the same installments as herein provided, or if the premises hereby demised shall have been relet, for which the Landlord will use its reasonable efforts to accomplish, sums equal to the excess of said rent reserved hereunder over the sums actually received by the Landlord, except that there shall be first credited against the obligations of Tenant under this subdivision any sum actually paid by Tenant to Landlord.

           If the Tenant or Landlord shall default under provision VIII(b) above, the Landlord or Tenant, as applicable, without being under any obligation to do so and without thereby waiving such default or any of its other remedies hereunder, at its sole option, may remedy such default for the account and at the expense of the Tenant or Landlord, as applicable. Any such sums shall be paid to the Landlord by the Tenant as additional rent, or in the event of Tenant payments to cure a Landlord default, the Tenant may deduct same from rental due and owing by way of set-off to the extent of such payments.

     IX. Tenant shall be responsible, with respect to the demised premises of which the within Leasehold is a part for the cost of:

           (a) comprehensive general liability insurance covering all Tenant's general liability obligations under this lease, with limits of $3,000,000/$5,000,000 on personal injury or death and limits of $500,000.00 on property damage in a company qualified to do business in Massachusetts, insuring Landlord as well as Tenant against injury to persons or property.

           (b) insurance upon the premises against fire and loss or damage by other risks embraced by Extended Coverage Endorsement, so called, naming Landlord as insured, in an amount equal to the full insurable value of the premises with insurance companies authorized to

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do business in Massachusetts. Such policies may contain an eighty (80%) percent co-insurance clause.

           (c) Landlord shall be named in all insurance policies.

           (d) The cost of said insurance shall be paid by the Tenant within ten
(10) days after presentation of bill from Landlord to Tenant setting forth the cost of the aforesaid insurance, whether such insurance shall be paid annually or in monthly installments.

           (e) Landlord agrees to maintain the liability and casualty insurance referred to in the within Section IX.

           (f) Each of the parties hereto hereby waives any and all rights of recovery against the other or against any other tenant or occupant of the building, or against the officers, employees, agents, representatives, customers and business visitors of such other party of such other tenant or occupant of the building, for loss of or damage to such waiving party of its property or the property of others under its control, arising from any cause insured against under the standard form of fire insurance policy with all permissible extensions and endorsements covering additional periods or under any other policy of insurance carried by such waiving party in lieu thereof. Parties shall obtain waiver of subrogation endorsements. Such waivers shall be effective only so long as the same is permitted by each party's insurance carrier without the payment of additional premium.

     X. (a) No consent or waiver, express or implied, by the Landlord or the Tenant to or of any breach of any agreement or duty of the other shall be construed as a consent or waiver of any other breach of the same or any other agreement or duty. This agreement is the entire agreement between the parties and modification or alteration of this Lease shall be binding unless signed by both parties. This Lease shall be governed and construed in accordance with

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the laws of the Commonwealth of Massachusetts, and if any provisions shall to any extent be invalid, the remainder shall not be affected.

           (b) The following addresses for communications and payments, unless otherwise specified, by one party addressed to the other shall be sufficient:

     for the Landlord:        25 Moulton Street
                              Cambridge, MA 02139

     for the Tenant:          33-45 Moulton Street
                              Cambridge, MA 02139

Any communication, except payment of rent, which is not delivered personally and receipted, shall be deemed duly served if in writing, mailed by certified mail so addressed, postage prepaid, return receipt requested and such notices shall be deemed-given when posted by the U.S. Postal Service. Prior to occupancy,
                                                        ------------------
notice to the Tenant shall be sent to: 1 Kendall Square, Building 600, 2nd floor, Cambridge, MA 02139.

           (c) The obligations and benefits of this Lease shall run with the land and this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; except that the Landlord shall be liable hereunder only for obligations and liabilities accruing or arising while, or out of facts or situations occurring while, the Landlord is the owner of the premises, and for indemnification's, obligations and liabilities incurred by the Landlord under or pursuant to the Lease provisions.

           (d) The Landlord agrees that the Tenant, upon paying rents and all other charges herein provided and performing the Tenant's agreements "hereunder, shall lawfully and quietly hold, occupy and enjoy said demised premises during the term of this Lease or until the same is terminated as herein provided, and neither the Lease nor Tenant's right to remain in exclusive possession shall be affected or disturbed by reason of transfer of title to premises through foreclosure or otherwise or by reason of any Landlord default under any mortgage or deed of trust.

           (e) This Lease, and all rights of Tenant hereunder, are and shall be subject and subordinate to all mortgages which now or hereafter affect the premises, whether or not such mortgages shall also cover other lands and/or buildings and/or leases, to each and every advance made hereafter to be made under such mortgages, and to all renewals, modifications, replacements and extensions of such leases and such mortgages and all consolidations of such mortgages, provided that Landlord obtains a subordination-nondisturbance-attornment agreement agreed to by such mortgagee in the form attached hereto.

           Landlord hereby represents and warrants to Tenant, as of the date of this Lease and as of the Commencement Date, that (i) Landlord is not in default under any mortgage which encumbers the premises, (ii) this Lease and the permitted uses hereunder do not and will not constitute a violation of any such mortgage, and (iii) all consents or approvals required by the terms of any such mortgage for this Lease have been duly obtained by the Landlord.

     XI. The Tenant shall have the right, at its expense, to install a sign or signs on the demised premises at such locations as may be reasonably necessary to make known the location of its business. Tenant shall obtain written consent of Landlord before erecting any sign, which consent shall not be unreasonably withheld. Upon termination of this Lease, Tenant shall promptly remove the said signs at its own expense and repair any damage to premises caused by the signs.

     XII. Landlord and Tenant represent and warrant to each other that the only broker in this transaction is SPAULDING & SLYE, and THE COLUMBIA GROUP, INC. and that Landlord will pay the brokerage commission due said brokers as per the agreement between the

Landlord and said brokers. Landlord and Tenant agree to defend and indemnify each other against any claims, losses, damages. Liabilities or expenses (including reasonable attorney's fees) arising out of the breach of any of their respective foregoing representations.

     XIII. The Tenant shall deliver to the Landlord within the time of the execution of the within Lease the sum of TWENTY-ONE THOUSAND TWO HUNDRED AND FIFTY and XX/100 ($21,250.00) DOLLARS as a deposit to secure performance of all covenants and payment of all sums due under the terms of the within Lease or the extensions or renewals thereof. Said deposit is to be held in an interest-bearing account. At the conclusion of the Lease term or any extension thereof, Landlord shall be accountable to the Tenant regarding said security deposit and interest earned thereon.

     XIV. The parties agree to execute a Notice of Lease in recordable form which Tenant may record in the Middlesex South District Registry of Deeds.

     WITNESS the execution hereof, in duplicate, under seal, all as of the day and year first above written.


MOULTON REALTY TRUST                        MOULTON REALY CORPORATION


/s/ Michael J. Spinelli                     /s/ Michael Spinelli
-------------------------------------       ---------------------------------
                                            Michael Spinelli, President
Michael J. Spinelli, Jr., Trustee

/s/ Peter A. Spinelli                       /s/ Carol A. Hickey
-------------------------------------       ---------------------------------
                                            Carol A. Hickey, Treasurer
Peter A. Spinelli, Trustee


/s/ Carol A. Hickey
-------------------------------------
Carol A. Hickey, Trustee


ONTOGENY, INC.


/s/ William Helman
-------------------------------------
President


/s/ William Helman
-------------------------------------
Treasurer

                                   SCHEDULE A
                                   ----------

                                   SCHEDULE B
                                   ----------

     The land, with the buildings and improvements thereon, situated in Cambridge, Middlesex County. Massachusetts, now known as and numbered 33 and 45 Moulton Street, and bounded and described as follows:

     EASTERLY            by Moulton Street, 256.14 feet;

     SOUTHERLY           by Lots A and B shown on a plan recorded with said
                         Deeds in Book 8108, Page 502, 310.00 feet;

     EASTERLY            by said Lot B, 34.00 feet;

     SOUTHERLY           by the parcel marked "Lot 40,265 S.F., shown on a plan
                         recorded with said Deeds in Book 8687, Page 456,
                         133.50 feet, more or less;

     WESTERLY            by land of owners unknown, 154.07 feet;

     NORTHWESTERLY       by land of owners unknown, by three lines together
                         measuring 171.49 feet;

     said last two bounds being shown on said plan in Book 8687, Page 456.

     EASTERLY by the westerly end of a Right of Way shown on a plan recorded with said Deeds in Book 8715; Page 391; and

     NORTHERLY           by the southerly si6eline of said Right of Way, 260.00
                         feet, more or less.

     Together with the right to use said Right of Way for all purposes for which ways are generally used in the City of Cambridge in common with others legally entitled.

              SUBORDINATION NONDISTURBANCE AND ATTORNMENT AGREEMENT
              -----------------------------------------------------

     THIS AGREEMENT dated as of the ______ the day of ____________, 1995, between, BELMONT SAVINGS BANK, a banking association located at 2 Leonard Street, Belmont, Massachusetts 02178 ("Mortgagee"), and ONTOGENY, INC., a
                                       ---------
Delaware corporation having an address of. ("Tenant").
                                             ------

                              W I T N E S S E T H:

     WHEREAS, under that certain lease dated as of "Lease", a Notice of the lease being recorded with Middlesex South District Registry of Deeds (the "Registry") as shall be entitled to occupy, use possess and enjoy the Demised
 --------
Premises and exercise all rights granted under the lease in respect of the Demised Premises during the entire term of the Lease, including any extended or renewal term (s), provided that (a) the lease shall not have been modified, without Mortgagee's consent, to the extent that any such modification results in
(i) (a reduction of the term of the lease or a material reduction in the amount of rent or other charges payable by Tenant thereunder, (ii) a material imposition of, or material increases in, any obligation of Landlord under the leases, or (iii) any impairment of Mortgagee's security therein; and (b) Tenant shall not have paid rent or any additional rent more than one month in advance except as otherwise provided in the lease or as expressly approved Mortgagee.

     4. Mortgagee further agrees that upon succession to the interest of Landlord under the Lease by foreclosure, deed in lieu of foreclosure or otherwise, Mortgagee shall perform and observe all obligations of Landlord under the Lease. Mortgagee agrees that consent or approval by Landlord arising out of the lease and granted prior to the succession by Mortgagee to the interest of Landlord shall be binding on Mortgagee.

     5. Tenant hereby agrees that if all of the interests of Landlord under the lease shall be transferred by reason of foreclosure or other proceedings for enforcement of the Mortgage, Mortgagee or other Purchaser, under all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining and any extension term(s) if exercised, with the same force and effect as if the Mortgagee or Purchaser were Landlord under the. Lease, and Tenant does hereby agree to attorn to and promptly execute and deliver an instrument that Mortgagee or an Purchaser may reasonably request to evidence such attornment, but such shall be effective upon such transfer without any other or further document or instrument evidencing or confirming.

     6. Mortgagee agrees that in the event of fire or other casualty or a Taking and provided that the lease has not been terminated as a result of such fire, casualty or Taking, Mortgagee shall promptly remit to Tenant any award received as a result of a Taking for the reconstruction and restoration of the demised Premises in accordance with the Lease.

     7. Mortgagee shall, upon request of Tenant from time to time, execute, acknowledge and deliver recognition and nondisturbance agreements with Tenant sublessees which have been approved by Landlord in accordance with the terms of the lease, providing that the foreclosure of the Mortgage shall not affect any such sublease as long as the sublessee thereunder shall not be in default of its obligations (beyond applicable grace periods) under such sublease at the time of foreclosure and that, so long as such sublessee shall not be so in default and shall enter into an attornment agreement with Mortgagee if requested, upon foreclosure of the Mortgage and termination of the Lease, Mortgagee shall recognize the sublease and the sublessee's rights thereunder.

     8. This Agreement contains the entire agreement between the parties hereto and cannot be changed, modified, waived or cancelled except by agreement in writing executed by the party against whom enforcement of such change, modification, waiver or cancellation is sought.

     9. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, specifically including, but not limited to, any purchaser of the interest of Landlord under the Lease at or by foreclosure of the mortgage (or sale pursuant to power of sale) or by transfer of the Demised premises in lieu of foreclosure. This Agreement shall also inure to the benefit of any Leasehold Mortgagee and Tenant's sublessees.

     EXECUTED UNDER SEAL AND DELIVERED as of the day and year first above written.

                                            MORTGAGEE:
                                            ---------

                                            BELMONT SAVINGS BANK

                                            By:
                                               ---------------------------------

                                            TENANT:
                                            ------

                                            ONTOGENY, INC.

                                            By:
                                               ---------------------------------

                         COMMONWEALTH OF MASSACHUSETTS

_________________________, ss.                             November ___, 1995

     On this ___ the day of November, 1995, personally appeared before me the above named __________________________ of ONTOGENY INC., and acknowledged the foregoing to be the free act and deed of Ontogeny, Inc.


                              -------------------------------------
                              Notary Public

                              My Commission Expires:
                                                    ---------------

                          COMMONWEALTH OF MASSACHUSETTS

________________________  , ss.                            November ___, 1995

     On this ___ the day of November, 1995, personally appeared before me the above named __________________________ of BELMONT SAVINGS BANK, and acknowledged the foregoing to be the free act and deed of said banking association.



                              -------------------------------------
                              Notary Public

                              My Commission Expires:
                                                    ---------------

     ADDENDUM TO LEASE AGREEMENT DATED November 16, 1995 ("Lease") by and between MICHAEL J. SPINELLI, JR., PETER A. SPINELLI, AND CAROL A. HICKEY, AS TRUSTEES OF MOULTON REALTY TRUST UNDER A DECLARATION OF TRUST DATED DECEMBER
30, 1985 AND RECORDED WITH MIDDLESEX SOUTH REGISTRY OF DEEDS IN BOOK 16700, PAGE 487 AND MOULTON REALTY CORPORATION, a Massachusetts corporation (collectively, "Landlord"), each having a principal place of business at 25 Moulton Street, Cambridge, MA and ONTOGENY, INC., a Delaware corporation ("Tenant"). Unless expressly stated to the contrary any capitalized terms used in this Addendum shall have the same meaning as such terms have in the Lease. In the event of any conflict between the terms and provisions of this Addendum and the terms and provisions of the Lease, this Addendum shall govern and control. This Addendum consists of paragraphs 1-7 below, which are hereby incorporated and made a part of the Lease as though fully set forth therein.

                                   RECITALS

     A.   Landlord and Tenant have entered into the above-captioned Lease.

     B. Tenant has arranged for the extension of certain credit and/or lease facilities (the "Facility") by LIGHTHOUSE CAPITAL PARTNERS, L.P., a Delaware limited partnership ("Lessor"), which will be used to finance certain equipment, tenant improvements, fixtures, parts, software, components or personal property at the Premises, as more particularly described in a certain Master Equipment Lease Agreement No. 123 dated November 7, 1995, and all schedules, supplements, riders, addenda and amendments, as may be amended and supplemented from time to time (singly, severally and collectively, the "Equipment").

     C. Landlord and Tenant acknowledge that the extension of the Facility is beneficial to each party and to the use and occupancy of the Premises by Tenant.

     D. Lessor is willing to extend the Facility to Tenant provided it either retains (a) a first lien in the Equipment or (b) full ownership interest in the Equipment, as the case may be, and obtains certain rights pursuant to the Lease.

     E. To facilitate the extension by Lessor of the Facility to Tenant, Landlord has executed concurrently herewith a Landlord's Waiver and Consent respecting the Equipment and Landlord and Tenant now desire to amend the Lease on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant agree as follows:

                                       1.

                                   AGREEMENT

     1.   The following language is added at the end of the Article VI (i):

     Notwithstanding anything in the Lease to the contrary, Landlord agrees that Tenant may assign this Lease to Lessor without Landlord's consent, and Lessor may thereafter assign or sublease the premises without Landlord's consent, provided that (i) any subsequent assignee shall assume in writing the obligations of Tenant under the Lease; (ii) the use of the Premises by the assignee or subtenant is permitted by the use provision in Article I
     (b) of the Lease and does not violate any applicable governmental rule, ordinance or regulation; (iii) the assignee or subtenant has a net worth equal to or greater than the net worth of Tenant as of the Lease commencement date; and (iv) the assignee or subtenant is in Landlord's reasonable opinion of reputable or good character. Until (A) any and all obligations of Tenant to Lessor pursuant to the Facility have been satisfied in full, (B) all reasonable costs incurred by lessor to assign or sublease the premises or any portion thereof, including but not limited to tenant improvements, rent concessions, brokerage fees and legal fees, (C) the costs incurred by Lessor to restore the premises to a tenantable condition, and (D) Lessor's actual costs incurred to cure Tenant's defaults under the Lease or to enter into a Substitute Lease (as defined in the Landlord's Waiver and Consent), have been totally recovered (collectively, the "Obligations"), Landlord shall have no right to any rent, sums or other economic consideration paid by any assignee or sublessee of Lessor which exceeds the rent and other sums payable by Tenant to landlord under the Lease. Once the Obligations to Lessor have been satisfied in full, any excess rent shall be split equally between Landlord and Lessor, however Lessor shall first be entitled to deduct therefrom all reasonable costs of assigning or subleasing the Premises or any portion thereof, including but not limited to brokerage fees, rent concessions, tenant improvements and legal fees.

     2. The following language is added at the end of Article VIII as subparagraph (f):

     Landlord further agrees to provide Lessor written notice of any breach, default " or event of default under the Lease (each a "Default Notice") simultaneously with the giving of notice of the same to Tenant or, if no such notice is required under the Lease, at least thirty (30) days prior to the date Landlord would be entitled to terminate the Lease. Each such notice shall be sent to the address of Lessor set forth above or such other address as Lessor may from time to time provide to Landlord, and shall be deemed delivered (i) in the case of notice by letter, five (5) business days after deposited in the United States mail registered and return receipt requested, (ii) in the case of notice by overnight courier, two (2) business days after delivery to such courier and (iii) in the case of notice given by telex or telecommunication, when given or sent with electronic confirmation of receipt. During any time period when Tenant is in default under the Lease, lessor shall have the option, but not the obligation, to cure any such default.

     Landlord shall accept such cure provided it occurs no later than 45 days after Lessor has received the relevant Default Notice or within fifteen
     (15) days after the time given to

                                       2.

     Tenant to cure any default set forth in the Default Notice, whichever is later ("Lessor's Cure Period"). Landlord agrees not to terminate the Lease until the expiration of Lessor's Cure Period. Landlord shall accept Lessor's cure as fully as if Tenant had fully performed its obligation under the Lease. Upon curing any such default, Lessor shall be subrogated to the rights of Landlord against Tenant for the default which is cured, and, as between Landlord and Tenant, such cured defaults shall no longer exist. Landlord reserves all of its rights to proceed against Tenant as to any default not covered by Lessor as herein provided.

     3.   The following language is added as Article XV of the Lease:

     Notwithstanding anything to the contrary contained in the Lease, Landlord agrees that Tenant shall have the right to enter into the Facility and take all collateral actions required in connection therewith. Landlord further agrees that Landlord has no right, title or interest in the Equipment and that Lessor shall have the right, subject to the terms of the Facility, but not the obligation, to remove the Equipment at any time during the term of the Lease or at the expiration or termination thereof, provided that Lessor shall promptly repair any damage to the premises caused by such removal. Landlord shall execute and deliver to Lessor any documentation reasonably required in connection with the Facility, including but not limited to (i) a Landlord's Waiver, and (ii) a Landlord Estoppel Certificate, in the forms attached hereto as Exhibit A.

     4.   The following language is added as Article XVI of the Lease:

     Notwithstanding anything in the Lease to the contrary, as long as the Facility is in effect and Tenant's obligations thereunder have not been fully satisfied, Tenant shall not be entitled to terminate the Lease without first securing the written consent of Lessor to Tenant's termination of the Lease.

     5.   The following language is added as Article XVI of the Lease:

     During the term of the Lease, Lessor shall, with reasonable advance notice, have the right to enter upon the premises to inspect the Equipment. Lessor shall exercise its rights hereunder in a manner that minimizes any interference with Tenant's business.

     6.   The following language is added as Article XII of the Lease:

     Lessor is a third party beneficiary of the agreements and covenants contained in this Lease and shall have the right to enforce the terms hereof against Landlord and Tenant.

     7. This Addendum to Lease shall remain in force and effect for as long the Facility shall be in effect and until Tenant's obligations to Lessor under the Facility have been fully satisfied and performed.

                                       3.

          IN WITNESS WHEREOF, Landlord and Tenant have executed this Addendum to Lease under seal as of the date first above written.

                              LANDLORD:

                              MOULTON REALTY TRUST


                              /s/ Michael J. Spinelli, Jr.
                              -----------------------------------------
                              Michael J. Spinelli, Jr., Trustee


                              /s/ Peter A. Spinelli,
                              -----------------------------------------
                              Peter A. Spinelli, Trustee


                              /s/ Carol A. Hickey,
                              -----------------------------------------
                              Carol A. Hickey, Trustee


                              MOULTON REALTY CORPORATION


                              By:/s/ Michael J. Spinelli, Jr.
                                 --------------------------------------
                                     Michael J. Spinelli, Jr.,
                                     Its President
                                     Hereunto duly authorized


                              By:/s/ Carol A. Hickey
                                 --------------------------------------
                                     Carol A. Hickey
                                     Its Treasurer
                                     Hereunto duly authorized


                              TENANT:

                              ONTOGENY, INC.


                              By:/s/ William Helman
                                 --------------------------------------
                                     William Helman
                              Its:   President

                                       4.

                              By:/s/ William Helman
                                 --------------------------------------
                                     William Helman
                              Its:   Treasurer

Lessor's address for notice purposes:

100 Drake's Landing Road, Suite 260
Greenbrae, CA  94904

                                       5.

                                   EXHIBIT A
                                   ---------

                         Landlord Estoppel Certificate

Lighthouse Capital Partners, L.P.
100 Drakes Landing Road, Suite 260
Greenbrae, California 94904
Attn: Contract Administration

Re: Lease of certain premises at 33 and 45 Moulton Street, Cambridge, Massachusetts (the "Premises"), by and between Michael J. Spinelli, Jr., Peter A. Spinelli, and Carol A. Hickey, as Trustees of Moulton Realty Trust under a Declaration of Trust dated December 30, 1985 and recorded with Middlesex South Registry of Deeds in Book 16700, Page 487 and Moulton Realty Corporation, a Massachusetts corporation (collectively, "Landlord"), each having a principal place of business at 25 Moulton Street, Cambridge, MA and Ontogeny, Inc., a Delaware corporation ("Tenant"), dated as of Nov. 16, 1995, (the "Lease")

Ladies/Gentlemen:

Landlord understands that Lighthouse Capital Partners, L.P. ("Lessor") may be extending certain equipment, personal property and tenant improvement credit and/or lease facilities to Tenant pursuant to an Agreement dated November 7, 1995 (collectively, the "Lighthouse Agreement"), as more particularly described therein (singly, severally and collectively, "Equipment").

Landlord hereby certifies to Lessor the following information and agrees that Lessor may rely upon the same in extending the aforementioned credit and/or lease facilities and in entering into the Lighthouse Agreement:

1. The Lease is now in full force and effect, there has been no default thereunder on the part of the undersigned, nor has any event occurred which, with the passage of time or the giving of notice, or both, would constitute a default by Landlord, and the Lease is a valid and binding agreement of Landlord.

2. A true, correct and complete copy of the Lease and Addendum thereto are is attached hereto as Exhibit A and there have been no amendments, alterations or modifications thereto. The Lease is the entire agreement between Landlord and Tenant pertaining to the Premises.

3. The term of the Lease will commence on March 1, 1996, will expire on February 28, 2006, subject to the terms of the Lease.

4. Tenant is in full and complete possession of the Premises, such possession having been delivered by Landlord and having been accepted by Tenant. Tenant has not sublet, assigned or hypothecated Tenant's leasehold interest.

                                      1.

5.   (To be completed after Commencement Date)

6. Landlord has not advanced any funds for the account of Tenant to perform any obligation which Tenant is obligated to perform under the terms of the Lease.

7. There exists no default of Tenant under the Lease, nor has any event occurred which, with the passage of time or the giving of notice, or both, would constitute a default by a Tenant under the Lease, and the undersigned has not given notice to Tenant concerning any alleged default on the part of Tenant under the Lease.

8. Tenant is currently obligated to pay annual rental of $255,000.00 in monthly installments of $21,250.00 per month. Tenant's pro rata share of real estate taxes and operating expenses for the Building is 73.2% and for the parking area is 15.05%. All rent and other charges required to be paid by Tenant under the Lease have been duly and timely paid.

9. Tenant has made no agreement with Landlord or any agent, representative or employee of Landlord concerning free rent, partial rent, rebate or rental payments or any other type of rental or other concession except as expressly set forth in the Lease. Tenant does not now have any defenses or hold any claims against Landlord that might be asserted, set off, or credited against future accruing rents.

10. Tenant has no option or preferential right to purchase all or any part of the Premises (or the real property of which the Premises are a part) nor any right or interest with respect to the Property other than as Tenant under the Lease.

11. Tenant has no option, right of first offer or right of first refusal to lease or occupy any other space within the Property other than as provided in the Lease, and Tenant has no right to renew or extend the terms of the Lease other than as provided in the Lease.

12. This Estoppel Certificate shall not be deemed to alter or amend any of the terms, Lease covenants or obligations of the Lease except to the extent specifically set forth herein.

13. The undersigned affirms for the benefit of Lessor that each of said representations is true, correct and complete as of the date hereof.

     This Estoppel Certificate may be relied on by Lessor, its successors and assigns, and any other party who acquires an interest in the Premises in connection with the Lighthouse Agreement. The statements made herein shall be binding upon us, our heirs, executors, successors and assigns. The officers or persons executing this letter have been duly empowered to do so on behalf of Landlord.

                                      2.

          Executed under seal as of November 16, 1995.

                              LANDLORD:


                              MOULTON REALTY TRUST


                              /s/ Michael J. Spinelli
                              ------------------------------------------
                              Michael J. Spinelli, Jr., Trustee


                              /s/ Peter A. Spinelli
                              ------------------------------------------
                              Peter A. Spinelli, Trustee


                              /s/ Carol A. Hickey
                              ------------------------------------------
                              Carol A. Hickey, Trustee


                              MOULTON REALTY CORPORATION

                              By:/s/ Michael J. Spinelli
                                 ---------------------------------------
                                     Michael J. Spinelli, Jr.,
                                     Its President
                                     Hereunto duly authorized


                              By:/s/ Carol A. Hickey
                                 ---------------------------------------
                                     Carol A. Hickey
                                     Its Treasurer
                                     Hereunto duly authorized

                                      3.

                           FIRST AMENDMENT TO LEASE

     This First Amendment to Lease (this "Amendment") is entered into by and between Michael J. Spinelli, Jr., Peter A. Spinelli, and Carol A. Hickey, Trustees of Moulton Realty Trust under a Declaration of Trust dated December 30, 1985 recorded with Middlesex South Registry of Deeds in Book 16700, Page 487, and Moulton Realty Corporation, owner of the property located at 51 Moulton Street, Cambridge, Massachusetts, both having a principal place of business at 25 Moulton Street, Cambridge, County of Middlesex, Massachusetts 02139 (hereinafter called the "Landlord"), and Ontogeny, Inc., a corporation duly organized by law and having an usual place of business in Cambridge, in the County of Middlesex, Massachusetts (hereinafter called the "Tenant"), effective as of October 30, 1997 (the "Effective Date").

     Reference is hereby made to that certain Lease between Landlord and Tenant dated November 16, 1995 (as affected by this First Amendment to Lease, the "Lease").

     WHEREAS, Landlord and Tenant wish to amend the Lease on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree that, as of the Effective Date, the Lease is amended as follows:

     1. Section III(c) of the Lease is hereby amended such that for the period during the term of the Lease from and after July 1, 1997, the Tenant shall pay seventy-nine and 6/10 (79.6%) percent of the real estate taxes levied against the premises located at 33-45 Moulton Street, Cambridge, Massachusetts; provided, however, that if either the Tenant or any other party makes alterations or additions to such premises such that the assessed value of such premises is subsequently changed, an equitable adjustment (up or down) in such percentage to be paid by the Tenant shall be made, effective upon such reassessment.

     2. Effective as of May 1, 1997, the premises demised by the Lease and described in Section I(a) thereof, as shown on Schedule A of the Lease are hereby modified by adding thereto the area cross hatched on the attached Schedule A and marked as "Enclosed Area on Loading Dock".

     3. Effective as of May 1, 1997, the base rent payable by Tenant pursuant to Section III(a) of the Lease is hereby changed to be $260,057.50, payable in monthly installments of $21,671.46.

     4. Landlord hereby agrees that any and all work undertaken by the Tenant in the building through the date hereof has been approved by the Landlord, or to the extent not previously approved is hereby approved and Tenant is hereby released from any liability for having not previously received such approval.

     5. Landlord hereby acknowledges and agrees that, notwithstanding the provisions of Section VI(i) of the Lease, Landlord is not entitled to any payment in connection with the sublease (the "Sublease") dated December 27, 1996 by and between the Tenant and Pentose Pharmaceuticals, Inc. (the "Subtenant"); provided, however, such acknowledgment does not apply to any future agreement by the Subtenant to pay any sum in addition to the amounts set forth in the Sublease.

     6. Landlord and Tenant acknowledge that they are in continuing discussions with respect to the exact amount Tenant shall pay Landlord in connection with management of the premises and that they will continue to negotiate the same in good faith.

     7. Landlord acknowledges that not all of the parking spaces to be provided to the Tenant pursuant to Section I(c) of the Lease have been properly marked and drained in a manner to make such parking spaces accessible to Tenant, and Landlord agrees to promptly and diligently prosecute all necessary actions to so mark and provide drainage. In the event that such parking spaces have not been so marked or appropriate drainage facilities have not been installed on or before March 1, 1998, then, in addition to any other rights that the Tenant may have under the Lease, until such default has been remedied, Tenant shall not be required to make the additional payments under Section III(a) of the Lease called for by Section 3 of this Amendment, (i.e., $$21.46 per month).
                                            ----

     Except as otherwise modified hereby, Landlord and Tenant hereby ratify and affirm the continued effectiveness of the Lease.

     EXECUTED as a sealed instrument, as of the date first above written.

MOULTON REALTY TRUST                                    MOULTON REALTY CORPORATION


/s/ Michael J. Spinelli, Jr.                            By: /s/ Michael Spinelli, President
----------------------------------------------              ----------------------------------------------
Michael J. Spinelli, Jr., Trustee                               Michael Spinelli, President

/s/ Peter A. Spinelli                                   By: /s/ Carol A. Hickey, Treasurer
----------------------------------------------              ----------------------------------------------
Peter A. Spinelli, Trustee                                      Carol A. Hickey, Treasurer

/s/ Carol A. Hickey
----------------------------------------------
Carol A. Hickey, Trustee

ONTOGENY, INC.


By: /s/ George A. Eldridge
    ------------------------------------------
    Vice President

     The undersigned, Belmont Savings Bank, holder of a mortgage encumbering the premises demised to Tenant and party to a Subordination Nondisturbance and Attornment Agreement dated November 16, 1995 with the Tenant and Lighthouse Capital Partners, L.P., holder of a Mortgage and Security Agreement (Leasehold) encumbering the leasehold estate of Tenant dated November 16, 1995, each hereby consent to and approve of the foregoing First Amendment to Lease

                              BELMONT SAVINGS BANK



                              By:_____________________________________
                                 Name:________________________________
                                 Its:_________________________________

                              LIGHTHOUSE CAPITAL PARTNERS, L.P.



                              By:_____________________________________
                                 Name:________________________________
                                 Its:_________________________________

                           SECOND AMENDMENT TO LEASE

     This Second Amendment to Lease (this "Amendment") is entered into by and between Michael J. Spinelli, Jr., Peter A. Spinelli, and Carol A. Hickey, Trustees of Moulton Realty Trust under a Declaration of Trust dated December 30, 1985 recorded with Middlesex South Registry of Deeds in Book 16700, Page 487, and Moulton Realty Corporation, owner of the property located at 51 Moulton Street, Cambridge, Massachusetts, both having a principal place of business at 25 Moulton Street, Cambridge, County of Middlesex, Massachusetts 02139 (hereinafter called the "Landlord"), and Ontogeny, Inc., a corporation duly organized by law and having a usual place of business in Cambridge, in the County of Middlesex, Massachusetts (hereinafter called the "Tenant"), effective as of December 22, 1998 (the "Effective Date").

     Reference is hereby made to that certain Lease between Landlord and Tenant dated November 16, 1995 as amended by a First Amendment to Lease dated as of October 30, 1997 (as affected by this Second Amendment to Lease, the "Lease").

     WHEREAS, Landlord and Tenant wish to amend the Lease on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree that, as of the Effective Date, the Lease is amended as follows:

          1. In addition to the premises previously described as being demised by the Lease (the "Original Premises"), the premises thereby demised shall include approximately 4,230 rentable square feet within 27 Moulton Street, Cambridge, Massachusetts, as more particularly set forth on Exhibit A attached hereto and incorporated herein, together with eight (8) additional parking spaces (two (2) in the rear parking area and six (6) in the front parking area) within the parking lot currently serving the Original Premises (collectively, the "Additional Premises"), provided, however, that for the period between the Effective Date and March 1, 2002, only five (5) parking spaces (two (2) in the rear parking area and three (3) in the front parking area) shall be included in the Additional Premises.

          2. In addition to the base rent already payable with respect to the Original Premises, as of the Effective Date, the base rent payable by Tenant pursuant to Section III (a) of the Lease shall be increased by (a) $57,105.00, payable in monthly installments of $4,758.75 through February 28, 2002 and (b) in lieu of the payment described in clause (a), above, and not in addition thereto, from and after March 1, 2002 through the end of the initial term of the Lease, $48,222.00, payable in monthly installments of $4,018.50.

          3. In addition to the percentage of the real estate taxes levied against the premises located at 33-45 Moulton Street that Tenant is to pay for the Original Premises, Tenant shall pay 44% of the real estate taxes levied against the premises located at 27 Moulton Street, Cambridge, Massachusetts with respect to the Additional Premises; provided, however, that if either the Tenant or any other party makes alterations or additions to such premises such that the assessed value of such premises is subsequently changed, an equitable adjustment (up or down) in such percentage to be paid by the Tenant shall be made, effective upon such reassessment.

          4. In addition to payments to be made by Tenant with respect to insurance, maintenance and other operating expenses as set forth in Section III(f) of the Lease with respect to the Original Premises, Tenant shall also pay as additional rent 44% of all costs for insurance, maintenance (other than of a structural nature and of the roof), management, repairs and snow removal, and other usual and reasonable operation expenses for the premises located at 27 Moulton Street, Cambridge, Massachusetts, with respect to the Additional Premises.

          5. Regarding the two rear parking spaces located on the Payne Elevator parcel, the annual charge for the two spaces will be $140.00 per year payable quarterly. Regarding the there parking spaces located on the 25 Moulton Street parcel, the annual charge will be $420.00 per year payable quarterly. The Exhibit attached hereto is a plan showing the parking areas. Regarding the three additional spaces to be located on 27 Moulton Street which are to be available on March 1, 2002, the availability shall be contingent upon Davidson & Associates, Inc. not exercising their option to extend the lease covering the premises located at 27 Moulton Street, Cambridge. If the said option is not exercised, three spaces as designated by the Landlord will be available at 27 Moulton Street, there will be no additional charge for taxes, maintenance and other costs relating to the said parking spaces.

          6. The Security Deposit specified in paragraph XIII of the Lease shall be increased by $4,018.50.

          Except as otherwise modified hereby, Landlord and Tenant hereby ratify and affirm the continued effectiveness of the Lease.

     EXECUTED as a sealed instrument, as of the date first above written.

MOULTON REALTY TRUST                             MOULTON REALTY CORPORATION


By:  /s/ Carol A. Hickey                         By:  /s/ Michael Spinelli
     --------------------------------                 ----------------------------------------
     Carol A. Hickey,                                 Michael Spinelli, President
     Managing Trustee

                                                 By:  /s/ Carol A. Hickey
                                                      ----------------------------------------
                                                      Carol A. Hickey, Treasurer

ONTOGENTY, INC.

By:  /s/ George A. Eldridge
     --------------------------------
     Vice President and Treasurer

                           THIRD AMENDMENT TO LEASE

     This Third Amendment to Lease (this "Amendment") is entered into by and between Michael J. Spinelli, Jr., Peter A. Spinelli, and Carol A. Hickey, Trustees of Moulton Realty Trust under a Declaration of Trust dated December 30, 1985 recorded with Middlesex South Registry of Deeds in Book 16700, Page 487, and Moulton Realty Corporation, owner of the property located at 51 Moulton Street, Cambridge, Massachusetts, both having a principal place of business at 25 Moulton Street, Cambridge, County of Middlesex, Massachusetts 02139 (hereinafter called the "Landlord"), and Ontogeny, Inc., a corporation duly organized by law and having an usual place of business in Cambridge, in the County of Middlesex, Massachusetts (hereinafter called the "Tenant'), effective as of June 1, 1999 (the "Effective Date").

     Reference is hereby made to that certain Lease between Landlord and Tenant dated November 16, 1995 as amended by a First Amendment to Lease dated as of October 30, 1997 and a Second Amendment to Lease dated as of December 22, 1998 (as affected by this Third Amendment Lease, the "Lease").

     WHEREAS, Landlord and Tenant wish to amend the Lease on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree that, as of the Effective Date, the Lease is amended as follows:

1. In addition to the premises previously described as being demised by the Lease (the "Original Premises"), the premises thereby demised shall include approximately 270 rentable square feet as shown as "Additional Enclosed Area on Loading Dock" on Exhibit A attached hereto and incorporated herein (the "Additional Premises").

2. In addition to the base rent already payable with respect to the Original Premises, as of the Effective Date, the base rent payable by Tenant pursuant to Section III(a) of the Lease shall be increased by (a) $2,295.00, payable in monthly installments of $191.25.

3. To the extent required under the Lease, Landlord hereby consents to the work related to the Additional Premises described on Exhibit B attached hereto and incorporated herein.

       Except as otherwise modified hereby, Landlord and Tenant hereby ratify and affirm the continued effectiveness of the Lease.

     EXECUTED as a sealed instrument, as of the date first above written.

MOULTON REALTY TRUST                    MOULTON REALTY CORPORATION


 /s/ Michael J. Spinelli                 By:  /s/ Michael Spinelli
----------------------------------           ----------------------------------
Michael J. Spinelli, Jr., Trustee        Michael Spinelli, President

 /s/ Peter A. Spinelli                  By:  /s/ Carol A. Hickey
----------------------------------           ----------------------------------
Peter A. Spinelli, Trustee               Carol A. Hickey, Treasurer

 /s/ Carol A. Hickey
----------------------------------
Carol A. Hickey, Trustee
In her capacity as
managing trustee

ONTOGENY, INC.

By: /s/ George A. Eldridge
    ------------------------------
    Vice President and Treasurer

     The undersigned, Belmont Savings Bank, holder of a mortgage encumbering the premises demised to Tenant and party to a Subordination Nondisturbance and Attornment Agreement dated November 16, 1995 with the Tenant and Lighthouse Capital Partners, L.P., holder of a Mortgage and Security Agreement (Leasehold) encumbering the leasehold estate of Tenant dated November 16, 1995, each hereby consent to and approve of the foregoing Third Amendment to Lease.

                                   BELMONT SAVINGS BANK

                                   By:  ___________________________
                                           Name: __________________
                                           Its: ___________________

                                   LIGHTHOUSE CAPITAL PARTNERS, L.P.

                                   By:  /s/Gwill E. York
                                        ---------------------------
                                           Name: Gwill E. York
                                                 ------------------
                                           Its: Managing Director
                                                -------------------

                                   EXHIBIT A

                       Plan Showing Additional Premises
                       --------------------------------
                        (Exhibit begins on next page.)

                                   EXHIBIT B

                      Work.Related to Additional Premises
                      -----------------------------------
                        (Exhibit begins on next page.)